Lease	12 Months Ended
Dec. 31, 2021
Lease
Lease

8. Lease

The Group’s leasing activities primarily consist of operating leases for offices. The Group adopted ASC 842 effective January 1, 2018. ASC 842 requires lessees to recognize right-of-use assets and lease liabilities on the balance sheet. The Group has applied practical expedient to not recognize short-term leases with lease terms of one year or less on the balance sheet.

As of December 31, 2020 and 2021, the Group recorded right-of-use assets of approximately RMB3.2 million and RMB126.5 million and lease liabilities of approximately RMB2.9 million and RMB122.7 million, respectively, for operating leases as a leasee. Supplemental cash flow information related to operating leases was as follows (in thousands):

	For the Year Ended December 31,
	2020	2021
	RMB	RMB
Cash payments for operating leases	22,316	38,532
Right-of-use assets obtained in exchange for operating lease liabilities	—	157,946

8. Lease (Continued)

Future lease payments under operating leases as of December 31, 2021 were as follows (in thousands):

RMB
2022	46,410
2023	45,675
2024	37,803
2025	778
Total future lease payments	130,666
Less: imputed interest	(8,008)
Total lease liabilities	122,658

The weighted-average remaining lease term was 1.00 year and 2.95 years as of December 31, 2020 and 2021, respectively.

The weighted-average discount rate used to determine the operating lease liability as of December 31, 2020 and 2021 was 4.75% and 4.75%, respectively.

Operating lease expenses for the years ended December 31, 2019, 2020 and 2021 was RMB26.8 million, RMB23.4 million and RMB38.7 million, respectively, which excluded expenses of short-term contracts. Short-term lease expenses for the years ended December 31, 2019, 2020 and 2021 were RMB0.6 million, RMB2.0 million and RMB0.5 million, respectively.

No lease contract was early terminated for the years ended December 31, 2020 and 2021.